NUVEEN SANTA BARBARA GROWTH FUND

SUPPLEMENT DATED JUNE 30, 2011

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

Effective June 30, 2011, Britton C. Smith is no longer a portfolio manager of the fund. Michael G. Mayfield, Nancy M. Crouse, and James R. Boothe remain portfolio managers of the fund.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBGS-0611P